MONTHLY SERVICER'S CERTIFICATE

                          CARMAX AUTO SUPERSTORES, INC.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             CARMAX AUTO OWNER TRUST
                                  SERIES 2001-2

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Collection Period              12/01/01-12/31/01
Determination Date                        1/9/02
Distribution Date                        1/15/02



Pool Balance

 1 .  Pool Balance on the close of the last day of the preceding
      Collection Period                                                                            $        611,947,281.94

 2 .  Collections allocable to Principal                                                           $         18,499,740.14

 3 .  Principal Returns                                                                            $            193,732.38

 4 .  Purchase Amount allocable to Principal                                                       $                  0.00

 5 .  Defaulted Receivables                                                                        $            129,860.34

                                                                                                          -----------------
                                                                                                          -----------------
 6 .  Pool Balance on the close of the last day of the Collection Period                           $        593,123,949.08
      (Ln1 - Ln2 - Ln3 - Ln4 - Ln5)

 7 .  Initial Pool Balance                                                                         $        641,725,018.29

                                                          Beginning                                             End
 8 .  Portfolio Balances                                  of Period                                          of Period
                                                     ----------------------------------------------------------------------
                                                     ----------------------------------------------------------------------

      a.Class A-1 Note Balance                       $  118,222,263.65                        $              99,398,930.79
      b.Class A-2 Note Balance                       $  178,000,000.00                        $             178,000,000.00
      c.Class A-3 Note Balance                       $  178,000,000.00                        $             178,000,000.00
      d.Class A-4 Note Balance                       $  124,890,000.00                        $             124,890,000.00
      e.Certificate Balance                          $   12,835,000.00                        $              12,835,000.00
                                                       ----------------                                   -----------------
                                                       ----------------                                   -----------------
      f.Total Portfolio Balance (sum a - e)          $  611,947,263.65                        $             593,123,930.79

 9 .  Pool Factors

      a.Class A-1 Note Pool Factor                           0.7987991                                           0.6716144
      b.Class A-2 Note Pool Factor                           1.0000000                                           1.0000000
      c.Class A-3 Note Pool Factor                           1.0000000                                           1.0000000
      d.Class A-4 Note Pool Factor                           1.0000000                                           1.0000000
      e.Certificate Pool Factor                              1.0000000                                           1.0000000
                                                       ----------------                                   -----------------
                                                       ----------------                                   -----------------
      f.Aggregate Pool Factor                                0.9535973                                           0.9242649

10 .  Weighted Average Coupon                                                                      %                11.13%

11 .  Weighted Average Original Term                                                               months            60.04

12 .  Weighted Average Remaining Term                                                              months            52.03

Collections

13 .  Finance Charge:

      a.Collections allocable to Finance Charge                                                    $          5,714,621.46
      b.Liquidation Proceeds allocable to Finance Charge                                           $                  0.00
      c.Purchase Amount allocable to Finance Charge                                                $                  0.00
                                                                                                          -----------------
                                                                                                          -----------------
      d.Available Finance Charge Collections (sum a - c)                                           $          5,714,621.46

14 .  Principal:
      a.Collections allocable to Principal                                                         $         18,499,740.14
      b.Liquidation Proceeds allocable to Principal                                                $                  0.00
      c.Purchase Amount allocable to Principal                                                     $                  0.00
                                                                                                          -----------------
                                                                                                          -----------------
      d.Available Principal Collections (sum a - c)                                                $         18,499,740.14

15 .  Total Finance Charge and Principal Collections (13d + 14d)                                   $         24,214,361.60

16 .  Interest Income from Collection Account                                                      $             53,755.53

                                                                                                          -----------------
                                                                                                          -----------------
17 .  Available Collections (Ln15 + Ln16)                                                          $         24,268,117.13

Required Payment Amount

18 .  Total Servicing Fee
      a.Monthly Servicing Fee                                                                      $            509,956.07
      b.Amount Unpaid from Prior Months                                                            $                  0.00
      c.Amount Paid                                                                                $            509,956.07
                                                                                                          -----------------
                                                                                                          -----------------
      d.Shortfall Amount (a + b - c)                                                               $                  0.00

19 .  Noteholder Interest Amounts
      a.Class A-1 Monthly Interest                                                                 $            190,564.44
      b.Class A-1 Monthly Interest Carryover Shortfall                                             $                  0.00
      c.Interest Due on Class A-1 Monthly Interest Carryover Shortfall                             $                  0.00
                                                                                                          -----------------
                                                                                                          -----------------
      d.Total Class A-1 Note Interest (sum a - c)                                                  $            190,564.44

      e.Class A-2 Monthly Interest                                                                 $            373,800.00
      f.Class A-2 Monthly Interest Carryover Shortfall                                             $                  0.00
      g.Interest Due on Class A-2 Monthly Interest Carryover Shortfall                             $                  0.00
                                                                                                          -----------------
                                                                                                          -----------------
      h.Total Class A-2 Note Interest (sum e-g)                                                    $            373,800.00

      i.Class A-3 Monthly Interest                                                                 $            492,466.67
      j.Class A-3 Monthly Interest Carryover Shortfall                                             $                  0.00
      k.Interest Due on Class A-3 Monthly Interest Carryover Shortfall                             $                  0.00
                                                                                                          -----------------
                                                                                                          -----------------
      l.Total Class A-3 Note Interest (sum i-k)                                                    $            492,466.67

      m.Class A-4 Monthly Interest                                                                 $            410,055.50
      n.Class A-4 Monthly Interest Carryover Shortfall                                             $                  0.00
      o.Interest Due on Class A-4 Monthly Interest Carryover Shortfall                             $                  0.00
                                                                                                          -----------------
                                                                                                          -----------------
      p.Total Class A-4 Note Interest (sum m-o)                                                    $            410,055.50

      q.Total Monthly Note Interest                                                                $          1,466,886.61
      r.Total Monthly Note Interest Carryover Shortfall                                            $                  0.00
      s.Total Interest Due on Monthly Note Interest Carryover Shortfall                            $                  0.00
                                                                                                          -----------------
                                                                                                          -----------------
      t.Total Note Interest (sum q - s)                                                            $          1,466,886.61

20 .  Noteholder Principal Amounts
      a.Class A-1 Monthly Note Principal                                                           $         18,823,332.86
      b.Class A-2 Monthly Note Principal                                                           $                  0.00
      c.Class A-3 Monthly Note Principal                                                           $                  0.00
      d.Class A-4 Monthly Note Principal                                                           $                  0.00
                                                                                                          -----------------
                                                                                                          -----------------
      e.Total Monthly Note Principal                                                               $         18,823,332.86

21 .  Certificateholder Interest Amounts
      a.Monthly Certificate Interest                                                               $             44,708.58
      b.Monthly Certificate Interest Carryover Shortfall                                           $                  0.00
      c.Interest Due on Monthly Certificate Interest Carryover Shortfall                           $                  0.00
                                                                                                          -----------------
                                                                                                          -----------------
      d.Total (sum a - c)                                                                          $             44,708.58

      e.Total Certificate Interest                                                                 $             44,708.58

22 .  Monthly Certificate Principal                                                                $                  0.00

23 .  Required Payment Amount                                                                      $         20,844,884.12

Insurance Payment Amount

24 .  Insurance Premium(s) Due
      a.Current Amount Due                                                                         $             84,312.74
      b.Overdue Premiums                                                                           $                  0.00
      c.Amount Paid                                                                                $             84,312.74
                                                                                                          -----------------
                                                                                                          -----------------
      d.Shortfall Amount (a + b - c)                                                               $                  0.00

25 .  Unreimbursed Insurance Payments
      a.Current Amount Due                                                                         $                  0.00
      b.Interest                                                                                   $                  0.00
      c.Amount Paid                                                                                $                  0.00
                                                                                                          -----------------
                                                                                                          -----------------
      d.Shortfall Amount (a + b - c)                                                               $                  0.00

26 .  Insurance Payment Amount                                                                     $             84,312.74

Available Funds

27 .  Available Collections                                                                        $         24,268,117.13

28 .  Reserve Account Draw Amount                                                                  $                  0.00

29 .  Policy Claim Amount                                                                          $                  0.00
      Available Funds                                                                              $         24,268,117.13
Collection Account Activity

30 .  Deposits
      a.Total Daily Deposits of Finance Charge Collections                                         $          5,714,621.46
      b.Total Daily Deposits of Principal Collections                                              $         18,499,740.14
      c.Withdrawal from Reserve Account                                                            $                  0.00
      d.Policy Claim Amount                                                                        $                  0.00
      e.Interest Income                                                                            $             53,755.53
                                                                                                          -----------------
                                                                                                          -----------------
      f.Total Deposits to Collection Account (sum a - e)                                           $         24,268,117.13

31 .  Withdrawals
      a.Servicing Fee                                                                              $            509,956.07
      b.Deposit to Note Payment Account for Monthly Note Interest/Principal                        $         20,290,219.47
      c.Deposit to Certificate Payment Account for Monthly Certificate
        Interest/Principal                                                                         $             44,708.58
      d.Payments to Insurer for Insurance Premium                                                  $             84,312.74
      e.Reimbursement of Insurance Payments                                                        $                  0.00
      f.Deposit to Reserve Account                                                                 $          2,400,368.08
      g.Payment to Seller of any remaining funds                                                   $            938,552.20
                                                                                                          -----------------
                                                                                                          -----------------
      h.Total Withdrawals from Collection Account(sum a - g)                                       $         24,268,117.13

Note Payment Account Activity

32 .  Deposits
      a.Class A-1 Interest Distribution                                                            $            190,564.44
      b.Class A-2 Interest Distribution                                                            $            373,800.00
      c.Class A-3 Interest Distribution                                                            $            492,466.67
      d.Class A-4 Interest Distribution                                                            $            410,055.50

      e.Class A-1 Principal Distribution                                                           $         18,823,332.86
      f.Class A-2 Principal Distribution                                                           $                  0.00
      g.Class A-3 Principal Distribution                                                           $                  0.00
      h.Class A-4 Principal Distribution                                                           $                  0.00

      i.Total Deposits to Note Payment Account (sum a - h)                                         $         20,290,219.47

33 .  Withdrawals
      a.Class A-1 Distribution                                                                     $         19,013,897.30
      b.Class A-2 Distribution                                                                     $            373,800.00
      c.Class A-3 Distribution                                                                     $            492,466.67
      d.Class A-4 Distribution                                                                     $            410,055.50
                                                                                                          -----------------
                                                                                                          -----------------
      e.Total Withdrawals from Note Payment Account (sum a - d)                                    $         20,290,219.47

Certificate Payment Account Activity

34 .  Deposits
      a.Certificate Interest Distribution                                                          $             44,708.58
      b.Certificate Principal Distribution                                                         $                  0.00
                                                                                                          -----------------
                                                                                                          -----------------
      c.Total Deposits to Certificate Payment Account (sum a - b)                                  $             44,708.58

35 .  Withdrawals
      a.Certificate Distribution                                                                   $             44,708.58
                                                                                                          -----------------
                                                                                                          -----------------
      b.Total Withdrawals from Certificate Payment Account                                         $             44,708.58

Required Reserve Account Amount

   If no Required Reserve Account Increase Event has occurred, the Required
   Reserve Account Amount is equal to the lesser of: (Ln36 or Ln37)

36 .  Greater of: (a or b)
      a.Percentage applicable times Pool Balance as of the last day
        of the  Collection Period (percentage applicable   =    2.25%  )                           $         13,345,288.85
      b.$6,417,250.00                                                                              $          6,417,250.00

37 .  Sum of Note Balance and Certificate Balance as of current Distribution Date
      (after giving effect to all principal payments on current Distribution Date)                 $        593,123,930.79

   If a Required Reserve Account Increase Event has occurred, the Required
   Reserve Account Amount is equal to the Required Reserve Account Increase
   Amount:

38 .  Greater of: (a or b)
      a.Percentage applicable times Pool Balance as of the last day
        of the  Collection Period (percentage applicable =   4.50%     )                           $         26,690,577.71
      b.$12,834,500.37                                                                             $         12,834,500.37

39 .  Required Reserve Account Amount                                                              $         13,345,288.85

Reserve Account Reconciliation

40 .  Beginning Balance (as of Preceding Distribution Date)                                        $         10,931,964.73

41 .  Investment Earnings                                                                          $             12,956.05

42 .  Reserve Account Draw Amount                                                                  $                  0.00

                                                                                                          -----------------
                                                                                                          -----------------
43 .  Reserve Account Amount (Ln 40 + Ln41 - Ln42)                                                 $         10,944,920.78

44 .  Deposit from Excess Available Funds                                                          $          2,400,368.08

45 .  Payment to Seller if Reserve Account Balance exceeds Required Reserve Amount                 $                  0.00

                                                                                                          -----------------
                                                                                                          -----------------
46 .  Ending Balance (Ln43 + Ln44 - Ln45)                                                          $         13,345,288.85

47 .  Reserve Account Deficiency (Ln39 - Ln46)                                                     $                  0.00

Instructions to the Trustee

48 .  Amount to be deposited from the Reserve Account into the Collection Account                  $                  0.00

49 .  Amount to be paid to Servicer from the Collection Account                                    $            509,956.07

50 .  Amount to be deposited from the Collection Account into the Note
      Payment Account                                                                              $         20,290,219.47

51 .  Amount to be deposited from the Collection Account into the Certificate
      Payment Account                                                                              $             44,708.58

52 .  Amount to be paid to Insurance Provider from the Collection Account                          $             84,312.74

53 .  Amount to be deposited from the Collection Account into the Reserve Account                  $          2,400,368.08

54 .  Amount to be paid to Seller from the Reserve Account if Reserve
      Account Balance Exceeds Required Reserve Amount                                              $                  0.00

55 .  Amount to be paid to Seller from the Collection Account for any remaining
      Available Funds                                                                              $            938,552.20

56 .  Amount to be paid to Class A-1 Noteholders from the Note Payment Account                     $         19,013,897.30

57 .  Amount to be paid to Class A-2 Noteholders from the Note Payment Account                     $            373,800.00

58 .  Amount to be paid to Class A-3 Noteholders from the Note Payment Account                     $            492,466.67

59 .  Amount to be paid to Class A-4 Noteholders from the Note Payment Account                     $            410,055.50

60 .  Amount to be paid to Certificateholders from the Certificate Payment Account                 $             44,708.58

Net Loss and Delinquency Activity

61 .  Cumulative Net Losses                                                                        $            133,748.87

62 .  Cumulative Net Loss Percentage
      a.For the current Collection Period                                                          %               0.0208%
      b.Has a Required Reserve Account Increase Event occurred?                                                  NO
      c.Has a Cumulative Net Loss Trigger Event occurred?                                                        NO

63 .  Delinquency Analysis                                                   Number of                       Principal
                                                                               Loans                          Balance
                                                                       ----------------------------------------------------
                                                                       ----------------------------------------------------

      a.31 to 60 days past due                                                  381                $          4,769,314.49
      b.61 to 90 days past due                                                   68                $            823,108.46
      c.91 or more days past due                                                 15                $            195,066.10
                                                                       ----------------------------------------------------
                                                                       ----------------------------------------------------
      d.Total (sum a - c)                                                       464                           5,787,489.05


64 .  Delinquency Ratio including Repossessions
      a.For the current Collection Period                                                          %               0.9457%
      b.For the preceding Collection Period                                                        %               0.6143%
      c.For the second preceding Collection Period                                                 %            N/A
      d.Average Delinquency Ratio (average a - c)                                                  %               0.7800%
      e.Has a Required Reserve Account Increase Event occurred                                                   NO
        (greater than 4.25%)?
      f.Has a Trigger Event occurred                                                                             NO

      i. Rolling 3-Month Delinquency Rate                                                                           0.7800%
         Is the Rolling 3-Month Delinquency Rate greater than 5.25%                                               NO

     ii. 50% of Positive Net Income for CarMax since November 30, 2001                                           N/A
         Given: $350,000,000                                                                                $350,000,000.00
                                                                                                          -----------------
                                                                                                          -----------------
         Total                                                                                                   N/A
         Actual Net Worth as of the fiscal quarter ending February 28, 2002                                      N/A
         Is Tangible Net Worth less than $350,000,000 plus 50% of CarMax's
         positive net income?                                                                                    NO

    iii. Managed Assets commencing with the fiscal quarter ending February 28, 2002                              N/A
         Ratio of Tangible Net Worth to Managed Assets commencing with the fiscal
         quarter ending February 28, 2002                                                                        N/A
         Is the ratio of Tangible Net Worth to Managed Assets greater than 18%?                                  NO

     iv. Adjusted EBITDA commencing with the fiscal quarter ending February 28, 2002                             N/A
         Total Interest Expense commencing with the fiscal quarter ending
         February 28, 2002                                                                                       N/A
         Ratio of Adjusted EBITDA to Total Interest Expense commencing with the
         fiscal quarter ending February 28, 2002                                                                 N/A
         Is the ratio of Adjusted EBITDA to Total Interest Expense greater than
         1.5 for Q1& Q2 or 1 for Q3 & Q4?                                                                        NO

      v. Has CarMax had any change in control, merger or consolidation?  If                                      NO
         yes, does CarMax have less than $75 million in cash or borrowing capacity? -


CARMAX AUTO SUPERSTORES, INC.
=====================================================
=====================================================
As Servicer

By:
        ---------------------------------------------

Name:    Philip J. Dunn
        ---------------------------------------------

Title:   Treasurer and Assistant Secretary
        ---------------------------------------------